State Street Institutional Liquid Reserves Fund—Institutional Class
SUMMARY PROSPECTUS — April 30, 2010	TICKER SYMBOL: (SSIXX)
As Supplemented March 1, 2011
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at: http://www.sttfunds.com/literature.html
You may also get this information at no cost by calling (877) 521-4083, by sending an e-mail request to Fund_Inquiry@ssga.com, or by writing to the fund, c/o State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.
Investment Objective
The investment objective of State Street Institutional Liquid Reserves Fund (the “ILR Fund” or sometimes referred to in context as the “Fund”) is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value (“NAV”) by investing in U.S. dollar-denominated money market securities.
Fees and Expenses of the Fund
The table describes the fees and expenses that you may pay if you buy and hold shares of the ILR Fund. As a shareholder in the State Street Money Market Portfolio (the “Money Market Portfolio” or sometimes referred to in context as the “Portfolio”), the Fund bears its ratable share of the Portfolio’s expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Portfolio.
Annual Fund Operating Expenses
     (expenses that you pay each year as a percentage of the value of your investment) (1)

Management Fees	0.05%
Other Expenses	0.07%

Total Annual Fund Operating Expenses	0.12%

Fee Waiver and/or Expense Reimbursement(2)	0.00%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(2)	0.12%

(1)	Amounts reflect the total expenses of the Money Market Portfolio and the Fund restated to reflect current fees.

(2)	The Adviser has contractually agreed to cap the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest and extraordinary expenses) attributable to the Institutional Class to the extent that expenses exceed 0.12% of Institutional Class net assets, through April 30, 2011; this arrangement may not be terminated prior to that date without the consent of the Board.
Example
This Example is intended to help you compare the cost of investing in the ILR Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that that the “1 Year” figure reflects the impact of fee waivers and/or expense reimbursements for the first year, as shown in the “Annual

Fund Operating Expenses” table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154
Principal Investment Strategies
The ILR Fund invests substantially all of its investable assets in the Money Market Portfolio.
The Money Market Portfolio follows a disciplined investment process in which the Portfolio’s investment adviser bases its decisions on the relative attractiveness of different money market instruments. In the adviser’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The Portfolio invests in accordance with regulatory requirements applicable to money market funds, which require, among other things, the Portfolio to invest only in debt obligations of high quality and with short maturities, to limit the level of investment in any single issuer, and to maintain a high level of Portfolio liquidity.
The Portfolio attempts to meet its investment objective by investing in a broad range of money market instruments. The Portfolio considers the following instruments or investment strategies to be principal to the achievement of its investment objective: U.S. government securities, including U.S. Treasury bills, notes and bonds and securities issued or guaranteed by U.S. government agencies; certificates of deposits and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Portfolio also may invest in shares of other money market funds, including funds advised by the fund’s investment adviser. Under normal market conditions, the Portfolio intends to invest more than 25% of its total assets in bank obligations.
Principal Investment Risks
An investment in the Fund is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
▪	Risks of Investing Principally in Money Market Instruments:
▪	Interest Rate Risk—The risk that interest rates will rise, causing the value of the Portfolio’s investments to fall. Also, the risk that as interest rates decline, the income that the Portfolio receives on its new investments generally will decline.

▪	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument will fail, including the perception that such an entity will fail, to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the instrument.

▪	Liquidity Risk—The risk that the Portfolio may not be able to sell some or all of its securities at desired prices, or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Portfolio.
▪	Risk Associated with Maintaining a Stable Share Price: To the extent that the aggregate market value of the Portfolio’s assets materially varies from the aggregate of the acquisition prices of those assets, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Portfolio experiences significant redemption requests.

▪	Master/Feeder Structure Risk: The Fund’s performance may suffer as a result of large cash inflows or outflows of the Master Portfolio in which the Fund invests.

▪	Low Short-Term Interest Rates: As short-term interest rates approach 0%, the Portfolio may maintain substantial cash balances. The Portfolio typically does not receive any income from uninvested cash. In addition, if the Portfolio generates insufficient income to pay its expenses, it may not pay a daily dividend.

▪	Exposure to Financial Institutions: Many instruments in which the Portfolio invests are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the Portfolio. Adverse developments in the banking industry may cause the Portfolio to underperform other money market funds that invest more broadly across different industries.
▪	Repurchase Agreement Risk: If a seller is unable to honor its commitments, the Portfolio could lose money.

▪	Asset-Backed Securities Risk: Defaults on the underlying assets of the asset-backed securities held by the Portfolio may impair the value of the securities, and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities.

▪	Foreign Securities. The Portfolio may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers. In addition, the value of instruments of foreign issuers may be adversely affected by local or regional political and economic developments.

▪	Variable and Floating Rate Securities Risk: The extent of increases and decreases in the values of variable and floating rate securities generally will be less than comparable changes in value of an equal principal amount of a similar fixed rate security and, if interest rates decline, the Portfolio may forego the opportunity for price appreciation on the security.
Performance
The bar chart and table below provide some indication of the risks of investing in the ILR Fund by illustrating the variability of the Fund’s returns during the years since inception. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (877) 521-4083 or by visiting our website at www.sttfunds.com.
State Street Institutional Liquid Reserves Fund
Total Return for the Calendar Years Ended December 31
Bar Chart:

2005:	3.19%
2006:	5.07%
2007:	5.28%
2008:	2.82%
2009:	0.49%
During the period shown in the bar chart, the highest return for a quarter was 1.33% (quarter ended 12/31/06) and the lowest return for a quarter was 0.05% (quarter ended 12/31/09).
Average Annual Total Returns
For the Periods Ended December 31, 2009

			Since the Inception
			Date of the Fund
	1-Year	5-Year	(Annualized)
State Street Institutional Liquid Reserves Fund	0.49%	3.35%	3.23%
To obtain the Fund’s current yield, please call (877) 521-4083.
Investment Adviser
SSgA Funds Management, Inc. serves as the investment adviser to the Fund.
Purchase and Sale of Fund Shares
Purchase Minimums

To establish an account	$25,000,000
To add to an existing account	No minimum
You may redeem Fund shares on any day the Fund is open for business.
You may redeem Fund shares by written request or wire transfer. Written requests should be sent to:
By Mail:
State Street Institutional Trust Funds
P.O. Box 8048
Boston, MA 02266-8048

By Overnight:
State Street Institutional Trust Funds
30 Dan Road
Canton, MA 02021-2809
By Telephone:
For wire transfer instructions, please call (866) 392-0869 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary, please contact that financial intermediary directly. Your financial intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Brokers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

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